UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 11, 2009

Applied Materials, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-06920	94-1655526
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3050 Bowers Avenue
P.O. Box 58039
Santa Clara, CA	95052-8039
(Address of principal executive	(Zip Code)
offices)
Registrant’s telephone number, including area code: (408) 727-5555
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 2.05 Costs Associated with Exit or Disposal Activities
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1
EX-99.2
EX-99.3

Item 2.02 Results of Operations and Financial Condition.
On November 11, 2009, Applied Materials, Inc. (“Applied” or “the Company”) announced its financial results for its fiscal year and fourth quarter ended October 25, 2009. A copy of Applied’s press release is furnished herewith as Exhibit 99.1. A copy of the transcript of the conference call relating to the financial results for these periods and the presentation accompanying the call are attached hereto as Exhibits 99.2 and 99.3, respectively.
The information contained herein and in the accompanying exhibits shall not be incorporated by reference into any filing of Applied, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing. The information in this report, including the exhibits hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.
Item 2.05 Costs Associated with Exit or Disposal Activities.
On November 10, 2009, a committee of the Board of Directors of Applied approved a global restructuring plan (the “Plan”) intended to better align the Company’s cost structure and capabilities with industry changes, market conditions and opportunities in order to deliver improved profitability. Under the Plan, Applied expects to reduce its global workforce as of October 25, 2009 by approximately 1,300 to 1,500 positions, or 10 to 12 percent. Applied expects to complete implementation of the Plan by May 2011, depending on local legal requirements and in consultation with employee works councils and other employee representatives, as applicable.
Applied expects to incur pre-tax charges associated with the Plan in the range of $100 million to $125 million, consisting principally of one-time employment termination benefits to be paid in cash. Applied expects to recognize most of these charges in the first quarter of fiscal 2010.
Safe Harbor Statement
This report contains forward-looking statements, including those regarding the objectives of the Plan; the nature, scope and timing of activities under the Plan; and expected charges and cash expenditures associated with the Plan. All forward-looking statements are based on management’s estimates, projections and assumptions as of the date hereof and include the assumptions that underlie such statements. These statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including but not limited to: future market conditions, business needs, hiring and departures of employees, acquisitions or divestitures, costs or delays associated with compliance with U.S. and international labor and employment laws, and other risks described in Applied’s filings with the Securities and Exchange Commission, including its most recent Form 10-Q. Applied undertakes no obligation to revise or update any forward-looking statements.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release issued by Applied Materials, Inc. dated November 11, 2009.
99.2	Q4 2009 Conference Call Transcript
99.3	Fourth Quarter and Fiscal Year 2009 Earnings Call Highlights

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Applied Materials, Inc. (Registrant)
Date: November 12, 2009	By:	/s/ Joseph J. Sweeney
Joseph J. Sweeney
Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by Applied Materials, Inc. dated November 11, 2009.
99.2	Q4 2009 Conference Call Transcript
99.3	Fourth Quarter and Fiscal Year 2009 Earnings Call Highlights